Exhibit 10.3

PERFORMANCE GUARANTY

This PERFORMANCE GUARANTY, (this “Agreement”) dated as of May 5, 2017, is between HILL-ROM HOLDINGS, INC., an Indiana corporation (the “Performance Guarantor”), and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMU”), as administrative agent (in such capacity, the “Administrative Agent”) for and on behalf of the Credit Parties and other Secured Parties, from time to time (each of the foregoing, including the Administrative Agent, a “Beneficiary” and, collectively, the “Beneficiaries”) under the Loan and Security Agreement, dated as of the date hereof, among Hill-Rom Finance Company LLC, a Delaware limited liability company (“Borrower”), Hill-Rom Company, Inc., an Indiana corporation, as initial servicer (in such capacity, the “Servicer”), the Administrative Agent and BTMU, as committed lender (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Security Agreement”).  Capitalized terms used and not otherwise defined in this Agreement are used as defined in, or by reference in, the Loan and Security Agreement. The interpretive provisions set out in Section 1.02 of the Loan and Security Agreement shall be incorporated herein and applied in the interpretation of this Agreement.

Section 1.          Undertaking.  For value received by it and its Affiliates, Performance Guarantor hereby absolutely, unconditionally and irrevocably assures and undertakes (as primary obligor and not merely as surety) for the benefit of each of the Beneficiaries the due and punctual performance and observance by each Originator and the Servicer (and any of their respective successors or assigns in such capacity which is an Affiliate of Performance Guarantor) of all their respective covenants, agreements, undertakings, indemnities and other obligations or liabilities (including, in each case, those related to any breach by any Originator or Servicer, as applicable, of its respective representations, warranties and covenants), whether monetary or non-monetary and regardless of the capacity in which incurred (including all of any Originator’s or Servicer’s payment, repurchase, Deemed Collections, indemnity or similar obligations), under any of the Transaction Documents (collectively, the “Guaranteed Obligations”), irrespective of: (A) the validity, binding effect, legality, subordination, disaffirmance, enforceability or amendment, restatement, modification or supplement of, or waiver of compliance with, this Agreement, the Transaction Documents or any documents related hereto or thereto, (B) any change in the existence, formation or ownership of, or the bankruptcy or insolvency of, Borrower, any Originator, the Servicer or any other Person, (C) any extension, renewal, settlement, compromise, exchange, waiver or release in respect of any Guaranteed Obligation (or any collateral security therefor, including the property sold, contributed (or purportedly sold or contributed) or otherwise pledged or transferred by any Originator under the Purchase and Sale Agreement) or any party to this Agreement, the other Transaction Documents or any other related documents, (D) the existence of any claim, set-off, counterclaim or other right that Performance Guarantor or any other Person may have against Borrower, any Originator, the Servicer or any other Person, (E) any impossibility or impracticability of performance, illegality, force majeure, act of war or terrorism, any act of any Governmental Authority or any other circumstance or occurrence that might otherwise constitute a legal or equitable discharge or defense available to, or provides a discharge of, any Originator, the Servicer or Performance Guarantor, (F) any Applicable Law affecting any term of any of the Guaranteed Obligations or any Transaction Document, or rights of the Administrative Agent or any other Beneficiary with respect thereto or otherwise, (G) the failure by the Administrative Agent or any Beneficiary to take any steps to perfect and maintain perfected its interest in, or the impairment or release of, any Collateral or (H) any failure to obtain any authorization or approval from or other action by or to notify or file with, any Governmental Authority required in connection with the performance of the Guaranteed Obligations or otherwise.

Without limiting the generality of the foregoing, Performance Guarantor agrees that if any Originator or the Servicer shall fail in any manner whatsoever to perform or observe any of its Guaranteed Obligations when the same shall be required to be performed or observed under any applicable Transaction Document to which it is a party, then Performance Guarantor will itself duly and punctually perform or observe or cause to be performed or observed such Guaranteed Obligations.  It shall not be a condition to the accrual of the obligation of the Performance Guarantor hereunder to perform or to observe any Guaranteed Obligation that the Administrative Agent or any other Person shall have first made any request of or demand upon or given any notice to the Performance Guarantor, Borrower, any Originator, the Servicer or any other Person or have initiated any action or proceeding against the Performance Guarantor, Borrower, any Originator, the Servicer or any other Person in respect thereof.  Performance Guarantor also hereby expressly waives any defenses based on any of the provisions set forth above and all defenses it may have as a guarantor or a surety generally or otherwise based upon suretyship, impairment of collateral or otherwise in connection with the Guaranteed Obligations whether in equity or at law.  Performance Guarantor agrees that its obligations hereunder shall be irrevocable and unconditional.  Performance Guarantor hereby also expressly waives diligence, presentment, demand, protest or notice of any kind whatsoever, as well as any requirement that the Beneficiaries (or any of them) exhaust any right to take any action against Borrower, any Originator, the Servicer or any other Person (including the filing of any claims in the event of a receivership or bankruptcy of any of the foregoing), or with respect to any collateral or collateral security at any time securing any of the Guaranteed Obligations, and hereby consents to any and all extensions of time of the due performance of any or all of the Guaranteed Obligations.  Performance Guarantor agrees that it shall not exercise or assert any right which it may acquire by way of subrogation under this Agreement unless and until all Guaranteed Obligations (other than unasserted contingent indemnification obligations) shall have been paid and performed in full.  For the sake of clarity, and without limiting the foregoing, it is expressly acknowledged and agreed that the Guaranteed Obligations do not include the payment or guaranty of any amounts to the extent such amounts constitute recourse with respect to a Pool Receivable by reason of the insolvency, bankruptcy, lack of creditworthiness or other financial inability to pay of the related Obligor.

Section 2.          Confirmation.  Performance Guarantor hereby confirms that the transactions contemplated by the Transaction Documents have been arranged among Borrower, Originator, Servicer and the Beneficiaries, as applicable, with Performance Guarantor’s full knowledge and consent and any amendment, restatement, modification or supplement of, or waiver of compliance with, the Transaction Documents in accordance with the terms thereof by any of the foregoing shall be deemed to be with Performance Guarantor’s full knowledge and consent.  Performance Guarantor hereby confirms (i) that on the date hereof, it directly or indirectly owns 100% of the Capital Stock of each Originator, the Servicer and Borrower and (ii) that it is in the best interest of Performance Guarantor to execute this Agreement, inasmuch as Performance Guarantor (individually) and Performance Guarantor and its Affiliates (collectively) will derive substantial direct and indirect benefit from the transactions contemplated by the Loan and Security Agreement and the other Transaction Documents.  Performance Guarantor agrees to promptly notify the Administrative Agent in the event that it ceases to directly or indirectly own 100% of the Capital Stock of any Originator, the Servicer or Borrower.

Section 3.          Representations and Warranties.  Performance Guarantor represents and warrants to each of the Beneficiaries as of the date hereof, on each Settlement Date and as of each date on which a Credit Extension or a Release is made, as follows:

(i)       Organization and Good Standing.  It has been duly and solely organized and is validly existing as a corporation in good standing under the Applicable Laws of the state of its jurisdiction of organization, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted, except to the extent such failure could not reasonably be expected to have a Material Adverse Effect.

(ii)      Due Qualification.  It is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary qualifications, licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications, licenses or approvals, except where the failure to be in good standing or to hold any such qualifications, licenses and approvals could not reasonably be expected to have a Material Adverse Effect.

(iii)     Power and Authority; Due Authorization.  It (i) has all necessary power, authority and legal right to (A) execute and deliver this Agreement and the other Transaction Documents to which it is a party and (B) carry out the terms of and perform its obligations under this Agreement and the other Transaction Documents applicable to it and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party.

(iv)     Binding Obligations.  This Agreement constitutes, and each other Transaction Document to be signed by it when duly executed and delivered by it will constitute, a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance, or other similar Applicable Laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law and implied covenants of good faith and fair dealing.

(v)      No Violation.  The consummation of the transactions contemplated by this Agreement and the other Transaction Documents and the fulfillment of the terms hereof and thereof by it will not (i) conflict with, result in any breach or (without notice or lapse of time or both) a default under, (A) its articles or certificate of incorporation or bylaws, or (B) any indenture, loan agreement, asset purchase agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it or any of its properties is bound if such conflict, breach or default could reasonably be expected to have a Material Adverse Effect, (ii) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such indenture, loan agreement, asset purchase agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it or any of its properties is bound, other than any Adverse Claim created in connection with this Agreement and the other Transaction Documents or otherwise permitted by this Agreement or the other Transaction Documents, or (iii) violate any Applicable Law applicable to it or any of its properties where such violation of Applicable Law could reasonably be expected to result in a Material Adverse Effect.

(vi)     No Proceedings.  There are no actions, suits, proceedings or investigations pending, or to its knowledge threatened, before any Governmental Authority (i) asserting the invalidity of this Agreement or any other Transaction Document, (ii) seeking to prevent the consummation of the purposes of this Agreement or of any of the other Transaction Documents or (iii) seeking any injunction, decree, determination or ruling that could reasonably be expected to result in a Material Adverse Effect.

(vii)    Governmental Approvals.  No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by it of this Agreement or any other Transaction Document or the transactions contemplated thereby except for (x) those that have been made or obtained and are in full force and effect, (y) those that are not currently required, or (z) as could not reasonably be expected to have a Material Adverse Effect.

(viii)   Litigation.  No injunction, decree or other decision has been issued or made by any Governmental Authority against it or its properties that prevents, and no threat by any Person has been made to attempt to obtain any such decision against it or its properties, and there are no actions, suits, litigation or proceedings pending or threatened against it or its properties in or before any Governmental Authority, that in any case could reasonably be expected to result in a Material Adverse Effect.

(ix)      Solvency.  The Performance Guarantor is Solvent.

(x)       Taxes.  The Performance Guarantor is permitted to make all payments under this Agreement free and clear of and without deduction or withholding for or on account of any Taxes to the extent the applicable recipient has provided documentation pursuant to Section 5.03(f) and (g) of the Loan and Security Agreement.

(xi)      Investment Company Act.  The Performance Guarantor is not (i) required to register as an “Investment Company” or (ii) “controlled” by an “Investment Company”, under (and as to each such term, as defined in) the Investment Company Act.

(xii)     Policies and Procedures.  Policies and procedures have been implemented and maintained by or on behalf of the Performance Guarantor that are designed to achieve compliance by the Performance Guarantor and its directors, officers, employees and agents with Anti-Corruption Laws, Anti-Terrorism Laws and applicable Sanctions, giving due regard to the nature of such Person’s business and activities, and the Performance Guarantor and, to the Performance Guarantor’s knowledge, its officers, employees, directors and agents acting in any capacity in connection with or directly benefitting from the facility established by the Transaction Documents, are in compliance with Anti-Corruption Laws and Anti-Terrorism Laws in all material respects and with applicable Sanctions.

(xiii)    Anti-Corruption Laws, Anti-Terrorism Laws and Sanctions.  (i) None of the Performance Guarantor or, to the knowledge of the Performance Guarantor, any of its directors, officers, employees, or agents that will act in any capacity in connection with or directly benefit from the facility established by the Transaction Documents is a Sanctioned Person, (ii) the Performance Guarantor is not organized or resident in a Sanctioned Country, and (iii) the Performance Guarantor has not violated, been found in violation of or is under investigation by any Governmental Authority for possible violation of any Anti-Corruption Laws or Anti-Terrorism Laws in any material respect or of any Sanctions.

Section 4.          Covenants.  Performance Guarantor covenants and agrees that, from the date hereof until the Final Payout Date, it shall observe and perform the following covenants:

(i)       Compliance with Applicable Laws.  It shall comply with all Applicable Laws with respect to it, except where such noncompliance could not reasonably be expected to have a Material Adverse Effect.

(ii)      Preservation of Corporate Existence. It shall preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign organization in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification could reasonably be expected to have a Material Adverse Effect.

(iii)     Mergers, Sales, Etc.  Unless the Performance Guarantor is the surviving or continuing entity, it shall not (i) consolidate with or merge with any Person, or convey, transfer or lease substantially all of its assets as an entirety to any Person, unless (a) the Administrative Agent provides prior written consent to such transaction, (b) the surviving entity shall execute and deliver to Administrative Agent an agreement, in form and substance reasonably satisfactory to Administrative Agent, containing an assumption by the surviving entity of the due and punctual performance and observance of each obligation, covenant and condition of the Performance Guarantor under this Agreement and each other Transaction Document to which it is a party, (c) no Change in Control shall result, (d) Performance Guarantor reaffirms in a writing, in form and substance reasonably satisfactory to the  Administrative Agent, that its obligations under this Agreement shall apply to the surviving entity and (e) the Administrative Agent receives such additional certifications, documents, instruments, agreements and opinions of counsel as it shall reasonably request, including as to the necessity and adequacy of any new UCC financing statements or amendments to existing UCC financing statements, or (ii) discontinue or eliminate any business line or segment if such discontinuance or elimination could reasonably be expected to have a Material Adverse Effect.

(iv)     Actions Contrary to Separateness.  It shall not take any action inconsistent in any material respect with the terms of Section 8.08 of the Loan and Security Agreement.

(v)      Reporting Requirements.  It shall, unless otherwise consented in writing, furnish (or cause to be furnished) to the Administrative Agent all information and reports required to be furnished from time to time to the Administrative Agent, by or on behalf of Borrower or the Servicer, pursuant to the terms of the Loan and Security Agreement and each of the other Transaction Documents (including, all information and reports required to be delivered to the Administrative Agent pursuant to Section 8.02 of the Loan and Security Agreement).

(vi)     Information and Assistance.  It shall, from time to time, promptly at the reasonable request of the Administrative Agent (for itself or on behalf of any other Beneficiary), provide information relating to its business or affairs as the Administrative Agent (for itself or on behalf of any other Beneficiary) may reasonably request in order to protect the interest of the Administrative Agent or any other Beneficiary hereunder or with respect hereto or to comply with any Applicable Law or any Governmental Authority.  It shall also do all such things and execute all such documents as the Administrative Agent may reasonably consider necessary or desirable to give full effect to this Agreement and to perfect or preserve the rights and powers of the Administrative Agent or any other Beneficiary hereunder or with respect hereto.

(vii)    Impairment Actions.  It shall not take any action that could either (i) cause any Pool Receivable or any other Collateral, not to be owned by Borrower free and clear of any Adverse Claim other than Permitted Liens; (ii) cause Administrative Agent not to have a valid and perfected ownership or first priority perfected security interest in the Collateral and each Lock-Box Account of Borrower at a Lock-Box Bank, all amounts on deposit therein and all products and proceeds of the foregoing, free and clear of any Adverse Claim other than Permitted Liens; or (iii) cause this Agreement to cease being a legal, valid and binding obligation of the Performance Guarantor, enforceable against the Performance Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance, or other similar Applicable Laws affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law and implied covenants of good faith and fair dealing.

Section 5.          Miscellaneous.

(a)          Performance Guarantor agrees that any payments hereunder will be applied in accordance with Section 4.01 of the Loan and Security Agreement.

(b)          Any payments hereunder shall be made in U.S. Dollars to the Administrative Agent in the United States without any set-off, deduction or counterclaim; and Performance Guarantor’s obligations hereunder shall not be satisfied by any tender or recovery of another currency except to the extent such tender or recovery results in receipt of the full amount of U.S. Dollars required hereunder.

(c)          No amendment or waiver of any provision of this Agreement nor consent to any departure by Performance Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Administrative Agent and Performance Guarantor.  No failure on the part of the Administrative Agent or any other Beneficiary to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

(d)          This Agreement shall bind and inure to the benefit of the parties hereto, the other Beneficiaries and their respective successors and permitted assigns.  Performance Guarantor shall not assign, delegate or otherwise transfer any of its obligations or duties hereunder without the prior written consent of the Administrative Agent and each Group Agent.  Each of the parties hereto hereby agrees that each of the Beneficiaries not a signatory hereto shall be a third-party beneficiary of this Agreement.

(e)          THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

(f)          EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

(g)          EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT:

(I)          IT IRREVOCABLY (i) SUBMITS TO THE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OTHER TRANSACTION DOCUMENT, (ii) AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED ONLY IN SUCH NEW YORK STATE OR FEDERAL COURT AND NOT IN ANY OTHER COURT, AND (iii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.

(II)          TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THIS AGREEMENT.

Section 6.          Termination of Performance Guaranty. (a) This Agreement and Performance Guarantor’s obligations hereunder shall remain operative and continue in full force and effect until the later of (i) the Final Payout Date, and (ii) such time as all Guaranteed Obligations (other than unasserted contingent indemnification obligations) are duly performed and paid and satisfied in full, provided, that this Agreement and Performance Guarantor’s obligations hereunder shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of any Originator, Borrower, Servicer or otherwise, as applicable, as though such payment had not been made or other satisfaction occurred, whether or not the Administrative Agent or any of the Beneficiaries (or their respective assigns) are in possession of this Agreement.  No invalidity, irregularity or unenforceability by reason of the bankruptcy, insolvency, reorganization or other similar Applicable Laws, or any other Applicable Law or order of any Governmental Authority thereof purporting to reduce, amend or otherwise affect the Guaranteed Obligations shall impair, affect, or be a defense to or claim against the obligations of Performance Guarantor under this Agreement.

(b)          This Agreement shall survive the insolvency of any Originator, Servicer, Borrower, any Beneficiary or any other Person and the commencement of any case or proceeding by or against any Originator, Servicer, Borrower or any other Person under any bankruptcy, insolvency, reorganization or other similar Applicable Law.  No automatic stay under any bankruptcy, insolvency, reorganization or other similar Applicable Law with respect to any Originator, Servicer, Borrower or any other Person shall postpone the obligations of Performance Guarantor under this Agreement.

Section 7.          Set-off.  Each Beneficiary (and its assigns) is hereby authorized by Performance Guarantor at any time and from time to time during the continuance of an Event of Default, without notice to Performance Guarantor (any such notice being expressly waived by Performance Guarantor) and to the fullest extent permitted by Applicable Law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) and other sums at any time held by, and other indebtedness at any time owing to, any such Beneficiary to or for the credit to the account of Performance Guarantor, against any and all Guaranteed Obligations of Performance Guarantor, now or hereafter existing under this Agreement.

Section 8.          Entire Agreement; Severability; No Party Deemed Drafter. This Agreement and the other Transaction Documents constitute the entire agreement of the parties hereto with respect to the matters set forth herein.  The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by Applicable Law or any other agreement, and this Agreement shall be in addition to any other guaranty of or collateral security for any of the Guaranteed Obligations.  Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  If the obligations of Performance Guarantor hereunder would otherwise be held or determined to be avoidable, invalid or unenforceable in any action or proceeding on account of the amount of Performance Guarantor’s liability under this Agreement, then, notwithstanding any other provision of this Agreement to the contrary, the amount of such liability shall, without any further action by Performance Guarantor or any Beneficiary, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding.  Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  Each of the parties hereto hereby agrees that no party hereto shall be deemed to be the drafter of this Agreement.

Section 9.          Expenses.  Performance Guarantor agrees to pay on demand:

(a)      all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Agreement and any amendment, restatement or supplement of, or consent or waivers under, this Agreement (whether or not consummated), enforcement of, or any actual or claimed breach of, or claim under, this Agreement, including reasonable Attorney Costs and all reasonable and documented out-of-pocket fees and expenses of accountants, auditors, consultants and other agents of the Administrative Agent incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under this Agreement; and

(b)      all stamp and other similar Taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, and agrees to indemnify the Administrative Agent and each of the other Beneficiaries for such Taxes and fees.

Section 10.       Indemnities by Performance Guarantor.  Without limiting any other rights which any Beneficiary may have hereunder or under Applicable Law, Performance Guarantor agrees to indemnify and hold harmless each Beneficiary and each of their respective Affiliates, and all successors, transferees, participants and assigns and all officers, members, managers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each a “PG Indemnified Party”) forthwith and on demand from and against any and all damages, losses, claims, liabilities and related reasonable and document out-of-pocket costs and expenses (including all filing fees, if any), including reasonable Attorney costs and reasonable consultants’ and accountants’ fees and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) incurred by any of them and arising out of, relating to, resulting from or in connection with: (i) any breach by Performance Guarantor of any of its obligations or duties under this Agreement or any other Transaction Document to which it is a party in any capacity; (ii) the inaccuracy of any representation or warranty made by Performance Guarantor hereunder, under any other Transaction Document to which it is a party in any capacity or in any certificate or statement delivered pursuant hereto or to any other Transaction Document to which it is a party in any capacity; (iii) the failure of any information provided to any such PG Indemnified Party by, or on behalf of, Performance Guarantor, in any capacity, to be true and correct; (iv) the material misstatement of fact or the omission of a material fact or any fact necessary to make the statements contained in any information provided to any such PG Indemnified Party by, or on behalf of, Performance Guarantor, in any capacity, not materially misleading; (v) any negligence or misconduct on Performance Guarantor’s part arising out of, relating to, in connection with, or affecting any transaction contemplated by this Agreement or any other Transaction Document; (vi) the failure by Performance Guarantor to comply with any Applicable Law, rule or regulation with respect to this Agreement, the transactions contemplated hereby, any other Transaction Document to which it is a party in any capacity, the Guaranteed Obligations or otherwise or (vii) the failure of this Agreement to constitute a legal, valid and binding obligation of the Performance Guarantor, enforceable against it in accordance with its terms; provided, however, notwithstanding anything to the contrary in this Section 10, Indemnified Amounts shall be excluded solely to the extent (x) determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct on the part of such PG Indemnified Party, (y) resulting from a material breach of any Transaction Document on the part of such PG Indemnified Party and (z) they constitute recourse with respect to a Pool Receivable by reason of the insolvency, bankruptcy, lack of creditworthiness or other financial inability to pay of the related Obligor.

Section 11.          Addresses for Notices.  All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile and email communication) and shall be personally delivered or sent by express mail or nationally recognized overnight courier or by certified mail, first-class postage prepaid, or by facsimile, to the intended party at the address, facsimile number or email address of such party set forth in Schedule A of this Agreement or at such other address, facsimile number or email address as shall be designated by such party in a written notice to the other parties hereto.  All such notices and communications shall be effective, (a) if personally delivered or sent by express mail or courier or if sent by certified mail, when received and (b) if transmitted by facsimile or email, when sent; provided that if not sent during normal business hours for the recipient, shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

[Signatures Follow]

IN WITNESS WHEREOF, Performance Guarantor has executed this Agreement as of the date first written above.

HILL-ROM HOLDINGS, INC.,
as Performance Guarantor

By:	/s/ Steven J. Strobel
Name:	Steven J. Strobel
Title:	Senior Vice President and Chief Financial Officer

Performance Guaranty
S-1

ACCEPTED AND ACKNOWLEDGED, as of the date first written above.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Administrative Agent on behalf of the Beneficiaries

By:	/s/ Luna Mills
Name:	Luna Mills
Title:	Managing Director

Performance Guaranty
S-2

SCHEDULE A

ADDRESSES FOR NOTICE

If to Performance Guarantor:

Hill-Rom Holdings, Inc.
 Two Prudential Plaza
180 N. Stetson Avenue, Suite 4100
Chicago, IL 60601
Attn:  Steve Strobel, Senior Vice President and Chief Financial Officer
Tel:  (312) 819-7258
Fax:   (812) 934-8329
 Email: steven.strobel@hill-rom.com

With a copy to:

Hill-Rom Holdings, Inc.
 1069 State Route 46 East
Batesville, Indiana 47006
Tel:  (812) 934-7809
Fax:   (812) 934-1963
 Email: eric.bjerke@hill-rom.com

With a copy to:

Hill-Rom Holdings, Inc.
 Two Prudential Plaza
180 N. Stetson Avenue, Suite 4100
Chicago, IL 60601
Attn:  General Counsel
Tel:  (312) 819-7200
Fax:   (312) 819-7219
 Email: ari.mintzer1@hill-rom.com

With an additional copy to legal team at:

Jones Day
77 West Wacker Dr.
Chicago, IL 60601
Attn:  Robert J. Graves
Tel:  (312) 269-4356
Fax:  (312) 782-8585
Email:  RJGraves@JonesDay.com

Schedule A

If to Administrative Agent:

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
1221 Avenue of the Americas
New York, NY 10020
Attn:  Securitization Group
Email: securitization_reporting@us.mufg.jp

Schedule A